Exhibit 99.1

NewsRelease

DYNAMICS RESEARCH CORPORATION

60 FRONTAGE ROAD, ANDOVER, MASSACHUSETTS 01810-5423	TEL. 978/289-1500	www.drc.com

DRC REPORTS
FOURTH QUARTER AND YEAR-END 2009 RESULTS

--- 2009 Revenue Up 13 Percent, Earnings Up 30 Percent ---
--- Company Classifies Metrigraphics Unit as Discontinued, Anticipating Sale ---
--- Company Re-affirms 2010 Earnings Growth Projections in the Range of Twenty Percent ---

Andover, Mass. - February 24, 2010 - Dynamics Research Corporation (Nasdaq: DRCO), a leading provider of innovative management consulting, engineering, technical and information technology services and solutions to federal and state governments, today announced operating results for the fourth quarter and year ended December 31, 2009.

Financial Results

The Company reported net income of $3.4 million, or $0.34 per diluted share (including $0.01 from discontinued operations) for the fourth quarter of 2009, up from $2.6 million, or $0.27 per diluted share (net of a $0.01 loss from discontinued operations), for the fourth quarter of 2008.

Revenue for the fourth quarter of 2009 was $65.8 million, as compared with $66.0 million for the same period in 2008.  The 2009 period included $0.4 million in revenues derived from 8(a) contracts received with the Kadix Systems acquisition compared with $3.1 million for the 2008 period.  Absent the effect of the 8(a) contracts, revenue grew 4.1 percent in the fourth quarter of 2009 compared with the same period in 2008.

Net income for the year ended December 31, 2009 was $10.2 million, or $1.04 per diluted share (net of a $0.02 loss from discontinued operations) up from $7.8 million, or $0.80 per diluted share (also net of a $0.02 loss from discontinued operations), for 2008 before litigation charges.  Including the litigation charge in 2008, the Company reported a net loss of $1.3 million, or $0.13 per diluted share.

For the year ended December 31, 2009 revenue was $268.7 million compared with $236.8 million for 2008.  The 2009 period included $5.2 million in revenues derived from 8(a) contracts received with the Kadix Systems acquisition compared with $12.2 million for the 2008 period.  Absent the effect of the 8(a) contracts, revenue grew 5.7 percent in 2009 compared with 2008.

The Company anticipates the sale of its Metrigraphics Division in the first half of 2010 and has classified this segment as a discontinued operation.  Historical financial results of the Company have been recast to segregate the Metrigraphics segment as a discontinued operation in the Statement of Operations and Balance Sheet.  Historical Metrigraphics results are shown in Appendices VII and VIII to this announcement.

Business Highlights

“We are very pleased with this quarter’s financial results, capping off twelve months of improving fundamentals at DRC.  For the second consecutive year we have reported a book-to-bill ratio of 1.1, ending 2009 with nearly seven months of funded backlog,” said Jim Regan, DRC’s chairman and chief executive officer.  “Our business development investments resulted in a sharp increase in bids submitted, and we anticipate an even higher level of bid activity in 2010.  During 2009 we also saw an increase in prime contract wins, the result of our impressive portfolio of multiple-award schedule, agency-wide contracts.  Margin expansion trended favorably throughout the year, as earnings before interest, taxes, depreciation, amortization and litigation provisions rose to $25 million, or 9 percent of revenue, up 23% from 2008.  We’ve now completed our fourteenth consecutive quarter of improving earnings and anticipate continued growth, strong margin expansion and cash flow generation in 2010.”

Company Guidance

The Company’s estimate for revenue for 2010, updated to exclude discontinued operations, is in the range of $277 to $286 million, reflecting anticipated total top-line growth of 3 to 6 percent.  Earnings from continuing operations for 2010 are estimated to be in the range of $1.18 to $1.26 per diluted share, reflecting an increase of 15 to 25 percent over 2009.  Operating margin expectations for 2010, also updated to exclude discontinued operations, are anticipated to be between 7.7 and 7.9 percent.

For the first quarter of 2010, revenues and earnings from continuing operations per diluted share are forecast to be $66.5 to $68.5 million and $0.22 to $0.24, respectively.

Conference Call

The Company will conduct a fourth quarter and year-end 2009 conference call on Thursday, February 25, 2010 at 10:00 a.m. ET.  The call will be available via telephone at (877) 856-1961, and accessible via Web cast at www.drc.com.  Recorded replays of the conference call will be available on Dynamics Research Corporation’s investor relations home page at www.drc.com and by telephone at (888) 203-1112, passcode #1221492, beginning at 1:00 p.m. ET February 25, 2010.

About Dynamics Research Corporation

Dynamics Research Corporation (DRC) is a leading provider of mission-critical technology management services and solutions for government programs.  DRC offers the capabilities of a large company and the responsiveness of a small company, backed by a history of excellence and customer satisfaction.  Founded in 1955, DRC is a publicly held corporation (Nasdaq: DRCO) and maintains more than 25 offices nationwide with major offices in Andover, Massachusetts and the Washington, D.C. area.  For more information please visit our website at www.drc.com.

Safe Harbor

Safe harbor statements under the Private Securities Litigation Reform Act of 1995: Some statements contained or implied in this news release, may be considered forward-looking statements, which by their nature are uncertain. Consequently, actual results could materially differ. For more detailed information concerning how risks and uncertainties could affect the Company's financial results, please refer to DRC's most recent filings with the SEC. The Company assumes no obligation to update any forward-looking information.

The non-GAAP measures used by the Company exclude the provision for litigation charges and related effect for income taxes.  The required reconciliations and other disclosures for the non-GAAP measures used by the Company are set forth later in this press release and/or the Current Report on Form 8-K to be filed with the SEC on February 24, 2010.

ATTACHMENT I

DYNAMICS RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)
(in thousands, except share and per share data)

	Three Months Ended
	December 31,
	2009	2008
Contract revenue	$65,826	$66,015
Cost of contract revenue	53,854	53,735
Gross profit on contract revenue	11,972	12,280

Selling, general and administrative expenses	5,477	6,069
Amortization of intangible assets	551	883
Operating income	5,944	5,328
Interest expense, net	(494)	(718)
Other income (expense), net	106	(172)
Income from continuing operations before provision for income taxes	5,556	4,438
Provision for income taxes	2,270	1,743
Income from continuing operations	3,286	2,695
Income (loss) from discontinued operations, net of taxes	110	(91)
Net income	$3,396	$2,604

Earnings (loss) per share
Basic
Income from continuing operations	$0.34	$0.28
Income (loss) from discontinued operations	0.01	(0.01)
Net income	$0.35	$0.27

Diluted
Income from continuing operations	$0.33	$0.28
Income (loss) from discontinued operations	0.01	(0.01)
Net income	$0.34	$0.27

Weighted average shares outstanding
Basic	9,753,555	9,553,546
Diluted	9,981,292	9,638,969

ATTACHMENT II

DYNAMICS RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)
(in thousands, except share and per share data)

	Twelve Months Ended
	December 31,
	2009	2008
Contract revenue	$268,661	$236,796
Cost of contract revenue	223,694	197,802
Gross profit on contract revenue	44,967	38,994

Selling, general and administrative expenses	23,754	21,705
Provision for litigation	-	14,819
Amortization of intangible assets	3,305	2,620
Operating income (loss)	17,908	(150)
Interest expense, net	(2,024)	(1,423)
Other income, net	691	35
Income (loss) from continuing operations before provision for income taxes	16,575	(1,538)
Provision (benefit) for income taxes	6,262	(454)
Income (loss) from continuing operations	10,313	(1,084)
Loss from discontinued operations, net of taxes	(141)	(171)
Net income (loss)	$10,172	$(1,255)

Earnings (loss) per share
Basic
Income (loss) from continuing operations	$1.08	$(0.11)
Loss from discontinued operations	(0.02)	(0.02)
Net income (loss)	$1.06	$(0.13)

Diluted
Income (loss) from continuing operations	$1.06	$(0.11)
Loss from discontinued operations	(0.02)	(0.02)
Net income (loss)	$1.04	$(0.13)

Weighted average shares outstanding
Basic	9,551,614	9,493,495
Diluted	9,772,722	9,493,495

ATTACHMENT III

DYNAMICS RESEARCH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	December 31,	December 31,
	2009	2008
Assets
Current assets
Cash and cash equivalents	$55	$7,111
Contract receivables, net	72,569	70,632
Prepaid expenses and other current assets	5,702	1,706
Discontinued operations	2,058	1,591
Total current assets	80,384	81,040
Noncurrent assets
Property and equipment, net	13,915	8,999
Goodwill	97,641	97,641
Intangible assets, net	4,074	7,379
Deferred tax asset	7,949	10,396
Other noncurrent assets	3,335	3,125
Discontinued operations	-	350
Total noncurrent assets	126,914	127,890
Total assets	$207,298	$208,930

Liabilities and stockholders' equity
Current liabilities
Current portion of long-term debt	$8,000	$8,000
Accounts payable	18,299	17,874
Accrued compensation and employee benefits	16,357	13,644
Deferred taxes	10,743	2,670
Other accrued expenses	3,708	24,702
Discontinued operations	186	279
Total current liabilities	57,293	67,169
Long-term liabilities
Long-term debt	23,973	30,000
Other long-term liabilities	31,936	30,286
Total stockholders' equity	94,096	81,475
Total liabilities and stockholders' equity	$207,298	$208,930

ATTACHMENT IV

DYNAMICS RESEARCH CORPORATION
SUPPLEMENTAL INFORMATION (unaudited)
(dollars in thousands)

Contract revenues were earned from the following sectors:

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008
National defense and intelligence agencies	$36,368	$38,830	$146,978	$156,812
Homeland security	12,865	10,226	53,167	19,280
Federal civilian agencies	9,803	9,874	42,375	32,899
State and local government agencies	5,747	6,976	23,997	25,800
Other	1,043	109	2,144	2,005
	$65,826	$66,015	$268,661	$236,796

Revenues by contract type as a percentage of contract revenue were as follows:

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008
Time and materials	36%	45%	42%	49%
Fixed price, including service-type contracts	45	39	40	33
Cost reimbursable	19	16	18	18
	100%	100%	100%	100%

Prime contract	71%	69%	71%	63%
Sub-contract	29	31	29	37
	100%	100%	100%	100%

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008
Net cash provided by (used in) operating activities - continuing operations	$5,726	$(1,245)	$6,304	$18,602
Capital expenditures	$2,710	$497	$4,906	$1,973
Depreciation	$807	$914	$2,987	$2,961
Bookings	$73,736	$66,004	$282,311	$262,832

	December 31,	December 31,
	2009	2008
Funded backlog	$158,518	$146,619
Employees	1,469	1,503

ATTACHMENT V

DYNAMICS RESEARCH CORPORATION
NON-GAAP CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)
(in thousands, except share and per share data)

Twelve Months Ended
December 31,
2008
Contract revenue	$236,796
Cost of contract revenue	197,802
Gross profit on contract revenue	38,994

Selling, general and administrative expenses	21,705
Amortization of intangible assets	2,620
Operating income	14,669
Interest expense, net	(1,423)
Other income, net	35
Income from continuing operations before provision for income taxes	13,281
Provision for income taxes	5,303
Income from continuing operations	7,978
Loss from discontinued operations, net of taxes	(171)
Net income	$7,807

Earnings per share
Basic
Income from continuing operations	$0.84
Loss from discontinued operations	(0.02)
Net income	$0.82

Diluted
Income from continuing operations	$0.82
Loss from discontinued operations	(0.02)
Net income	$0.80

Weighted average shares outstanding
Basic	9,493,495
Diluted	9,704,789

ATTACHMENT VI

DYNAMICS RESEARCH CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
(in thousands, except share and per share data)

Twelve Months Ended
December 31,
2008
GAAP operating loss	$(150)
Provision for litigation	14,819
Non-GAAP operating income	$14,669

GAAP loss from continuing operations before provision for income taxes	$(1,538)
Provision for litigation	14,819
Non-GAAP income from continuing operations before provision for income taxes	$13,281

GAAP benefit for income taxes	$(454)
Tax benefit for provision for litigation	5,757
Non-GAAP provision for income taxes	$5,303

GAAP loss from continuing operations	$(1,084)
Provision for litigation, net of tax benefit	9,062
Non-GAAP income from continuing operations	$7,978

GAAP net loss	$(1,255)
Provision for litigation, net of tax benefit	9,062
Non-GAAP net income	$7,807

Earnings (loss) per share
GAAP Basic	$(0.13)
Per share effect of provision for litigation	0.95
Non-GAAP Basic	$0.82

GAAP Diluted	$(0.13)
Per share effect of provision for litigation	0.93
Non-GAAP Diluted	$0.80

Weighted average shares outstanding
Basic (GAAP diluted for 2008)	9,493,495
Diluted (Non-GAAP for 2008)	9,704,789

ATTACHMENT VII

DYNAMICS RESEARCH CORPORATION
FISCAL 2009 QUARTERLY STATEMENT OF OPERATIONS (unaudited)
(in thousands, except share and per share data)

	Three months ended	Three months ended	Three months ended	Three months ended
	March 31,	June 30,	September 30,	December 31,

Contract revenue	$67,203	$68,128	$67,504	$65,826
Cost of contract revenue	55,943	57,015	56,882	53,854
Gross profit of contract revenue	11,260	11,113	10,622	11,972

Selling, general and administrative expenses	6,311	6,211	5,755	5,477
Amortization of intangible assets	973	972	809	551
Operating income	3,976	3,930	4,058	5,944
Interest expense, net	(619)	(477)	(434)	(494)
Other income, net	39	282	264	106
Income from continuing operations before provision for income taxes	3,396	3,735	3,888	5,556
Provision for income taxes	1,439	1,561	992	2,270
Income from continuing operations	1,957	2,174	2,896	3,286
Income (loss) from discontinued operations, net of taxes	(186)	(124)	59	110
Net income	$1,771	$2,050	$2,955	$3,396

Earnings per common share
Basic
Income from continuing operations	$0.20	$0.23	$0.30	$0.34
Income (loss) from discontinued operations	$(0.02)	$(0.01)	$0.01	$0.01
Net income	$0.18	$0.21	$0.31	$0.35

Diluted
Income from continuing operations	$0.20	$0.22	$0.29	$0.33
Income (loss) from discontinued operations	$(0.02)	$(0.01)	$0.01	$0.01
Net income	$0.18	$0.21	$0.30	$0.34

Weighted average shares outstanding
Basic	9,604,895	9,610,428	9,678,983	9,753,555
Diluted	9,711,084	9,729,721	9,983,825	9,981,292

Supplemental Data
Net cash provided by (used in) operating activities - continuing operations	$3,565	$5,057	$(8,044)	$5,726
Capital expenditures	$223	$545	$1,428	$2,710
Depreciation	$737	$703	$740	$807
Bookings	$55,827	$66,324	$86,424	$73,736
EBITDA from continuing operations:
Income from continuing operations	$1,957	$2,174	$2,896	$3,286
Interest expense, net	619	477	434	494
Provision for income taxes	1,439	1,561	992	2,270
Depreciation expense	737	703	740	807
Amortization expense	973	972	809	551
EBITDA from continuing operations	$5,725	$5,887	$5,871	$7,408

ATTACHMENT VII

DYNAMICS RESEARCH CORPORATION
FISCAL 2008 QUARTERLY STATEMENT OF OPERATIONS (unaudited)
(in thousands, except share and per share data)

	Three months ended	Three months ended	Three months ended	Three months ended
	March 31,	June 30,	September 30,	December 31,

Contract revenue	$54,773	$53,708	$62,300	$66,015
Cost of contract revenue	46,212	45,599	52,256	53,735
Gross profit of contract revenue	8,561	8,109	10,044	12,280

Selling, general and administrative expenses	5,244	4,998	5,394	6,069
Provision for litigation	8,819	-	6,000	-
Amortization of intangible assets	509	510	718	883
Operating income	(6,011)	2,601	(2,068)	5,328
Interest expense, net	(139)	(142)	(424)	(718)
Other income, net	(71)	239	39	(172)
Income from continuing operations before provision for income taxes	(6,221)	2,698	(2,453)	4,438
Provision (benefit) for income taxes	(991)	1,120	(2,326)	1,743
Income (loss) from continuing operations	(5,230)	1,578	(127)	2,695
Income (loss) from discontinued operations, net of taxes	(26)	51	(105)	(91)
Net income (loss)	$(5,256)	$1,629	$(232)	$2,604

Earnings (loss) per common share
Basic
Income (loss) from continuing operations	$(0.55)	$0.17	$(0.01)	$0.28
Income (loss) from discontinued operations	$(0.01)	$0.00	$(0.01)	$(0.01)
Net income	$(0.56)	$0.17	$(0.02)	$0.27

Diluted
Income from continuing operations	$(0.55)	$0.16	$(0.01)	$0.28
Income (loss) from discontinued operations	$(0.01)	$0.01	$(0.01)	$(0.01)
Net income	$(0.56)	$0.17	$(0.02)	$0.27

Weighted average shares outstanding
Basic	9,436,054	9,443,347	9,487,155	9,553,546
Diluted	9,436,054	9,724,839	9,487,155	9,638,969

Supplemental Data
Net cash provided by (used in) operating activities - continuing operations	$1,640	$3,956	$14,251	$(1,245)
Capital expenditures	$397	$396	$683	$497
Depreciation	$654	$672	$721	$914
Bookings	$60,637	$63,429	$72,762	$66,004
EBITDA from continuing operations:
Income (loss) from continuing operations	$(5,230)	$1,578	$(127)	$2,695
Interest expense, net	139	142	424	718
Provision (benefit) for income taxes	(991)	1,120	(2,326)	1,743
Depreciation expense	654	672	721	914
Amortization expense	509	510	718	883
EBITDA from continuing operations	$(4,919)	$4,022	$(590)	$6,953
Add back provision for litigation, net of tax	6,695	-	2,367	-
EBITDA from continuing operations, excluding provision for litigation	$1,776	$4,022	$1,777	$6,953

ATTACHMENT VIII

DYNAMICS RESEARCH CORPORATION
2009 QUARTERLY BALANCE SHEET SUMMARY (unaudited)
(in thousands)

	March 31,	June 30,	September 30,
Assets
Current assets
Cash and cash equivalents	$4,383	$6,622	$213
Contract receivables, net	71,061	72,184	70,934
Prepaid expenses and other current assets	2,513	2,376	3,441
Discontinued operations	1,933	2,122	2,444
Total current assets	79,890	83,304	77,032
Noncurrent assets
Property and equipment, net	8,476	8,284	8,966
Goodwill	97,641	97,641	97,641
Intangible assets, net	6,406	5,434	4,625
Deferred tax asset	10,369	10,298	10,314
Other noncurrent assets	3,042	3,028	3,146
Total noncurrent assets	125,934	124,685	124,692
Total assets	$205,824	$207,989	$201,724

Liabilities and stockholders' equity
Current liabilities
Current portion of long-term debt	$8,000	$8,000	$8,000
Accounts payable	17,441	16,330	15,422
Accrued compensation and employee benefits	13,419	16,082	17,121
Deferred taxes	3,492	3,248	9,670
Other accrued expenses	20,844	22,378	2,695
Discontinued operations	333	287	262
Total current liabilities	63,529	66,325	53,170
Long-term liabilities
Long-term debt	28,296	26,000	28,298
Other long-term liabilities	30,523	29,695	30,611
Total stockholders' equity	83,476	85,969	89,645
Total liabilities and stockholders' equity	$205,824	$207,989	$201,724

Supplemental Data
Funded backlog	$139,337	$135,271	$150,246

ATTACHMENT VIII

DYNAMICS RESEARCH CORPORATION
2008 QUARTERLY BALANCE SHEET SUMMARY (unaudited)
(in thousands)

	March 31,	June 30,	September 30,
Assets
Current assets
Cash and cash equivalents	$1,061	$108	$10,818
Contract receivables, net	60,978	63,184	66,902
Prepaid expenses and other current assets	2,621	1,923	5,582
Discontinued operations	1,685	1,855	1,497
Total current assets	66,345	67,070	84,799
Noncurrent assets
Property and equipment, net	9,425	9,149	9,425
Goodwill	63,055	63,055	94,826
Intangible assets, net	2,560	2,050	6,232
Deferred tax asset	1,484	1,484	1,182
Other noncurrent assets	3,918	4,303	4,915
Discontinued operations	459	427	393
Total noncurrent assets	80,901	80,468	116,973
Total assets	$147,246	$147,538	$201,772

Liabilities and stockholders' equity
Current liabilities
Current portion of long-term debt	$-	$-	$8,000
Accounts payable	10,954	13,460	18,261
Accrued compensation and employee benefits	11,943	13,433	15,932
Deferred taxes	5,994	5,696	7,605
Other accrued expenses	13,335	12,724	18,402
Discontinued operations	179	169	217
Total current liabilities	42,405	45,482	68,417
Long-term liabilities
Long-term debt	5,000	607	32,000
Other long-term liabilities	8,172	7,931	7,615
Total stockholders' equity	91,669	93,518	93,740
Total liabilities and stockholders' equity	$147,246	$147,538	$201,772

Supplemental Data
Funded backlog	$111,658	$113,204	$146,661

CONTACT:	Darrow Associates, Inc.
Investors:
Chris Witty
646.438.9385
cwitty@darrowir.com

Sage Communications
Media:
Marisa Hagerman
703.584.5637
marisah@aboutsage.com